EXHIBIT 4.8

Non-Standardized Profit Sharing/Thrift Plan With 401(k) Feature
Adoption Agreement Number 001-03

This Adoption Agreement, when executed by the Employer and accepted by the Plan Administrator, and the Trustee, if applicable, and accepted by Connecticut General Life Insurance Company, establishes the Employer's Plan and Trust, if applicable, for the benefit of its eligible Employees and their Beneficiaries. The terms of the Connecticut General Life Insurance company Defined Contribution Plan are expressly incorporated therein and shall form a part hereof as fully as if set forth herein except that if more than one election is provided, only the election made by the Employer shall be so incorporated. The terms of the Plan so incorporated together with the terms of this Adoption Agreement shall constitute the sole terms of the Employer's Plan and Trust, if applicable, and no further trust instrument or other instrument of any nature whatsoever shall be required. The Employer's participation under the Plan shall be subject to all the terms set forth therein and in this Adoption Agreement.

* Note: Section 414(d) governmental plans and section 414(e) nonelecting church plans that do not wish to provide ERISA-required benefits should not adopt this document.


Plan Document                          GENERAL INFORMATION
Section
                     Legal Name of Employer:  VTEL Corporation
                                              ----------------------------------
--------------------------------------------------------------------------------
                     Address:       108 Wild Basin Road
                             ---------------------------------------------------
                     -----------------------------------------------------------
                     -----------------------------------------------------------
                     City:     Austin             State:    TX        Zip: 78746
                            ---------------             -------       ----------
--------------------------------------------------------------------------------
                     Plan Name:          VTEL Corporation 401(k) Plan
                                ------------------------------------------------
--------------------------------------------------------------------------------
                     Plan Number:      001
                                  --------------------

                     *To be assigned  by the Employer.  For example:  001,  002, and so on.
--------------------------------------------------------------------------------
                     Employer's EIN:   7402415696
                                     -------------------------------------------
--------------------------------------------------------------------------------
                     Classification of Business:

                     |X|  C Corporation    |_|  S Corporation   |_|  Partnership

                     |_|  Sole Proprietorship   |_|  Tax-Exempt/Nonprofit
                                                     Organization

                     |_|  Other:
                                --------------------------------------
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                          GENERAL INFORMATION
Section
                     Employer Tax Status:

                     Tax Year Ends (MM/DD):    12/31

                     Tax Basis:          |X|  Cash               |_|  Accrual
--------------------------------------------------------------------------------
1.20                 Effective Date

                     The adoption of the CONNECTICUT GENERAL LIFE INSURANCE COMPANY Non-Standardized Profit Sharing/Thrift Plan with 401(k) Feature shall:

                     |_|  A.  Establish a new Plan effective as of (MM/DD/YY):

                     |X| B. Constitute an amendment and restatement in its entirety of a previously established Qualified Plan of the Employer which was effective 1 / 1 / 90 (hereinafter called the "Effective Date"). The effective date of this amendment and restatement is 12 / 31 / 97.
--------------------------------------------------------------------------------
                     Merger Data

                     This Plan includes funds from a prior or coincidental merger of a:

                     |_|  A.  Money Purchase Plan
                     |_|  B.  Target Benefit Plan
                     |X|  C.  Not Applicable
--------------------------------------------------------------------------------
                     Sponsoring Organization:

                     Connecticut General Life Insurance Company
                     P.O. Box 2975
                     Hartford, CT 06104
                     (860) 725-2274
--------------------------------------------------------------------------------


                                                              September 24, 1997

                                Table of Contents

Article                                                                     Page


I.        NONTRUSTEED, TRUST AND TRUSTEE.................................      4

II.       PLAN ADMINISTRATOR.............................................      4

III.      PLAN YEAR......................................................      5

IV.       COMPENSATION...................................................      6

V.        HIGHLY COMPENSATED EMPLOYEE....................................      7

VI.       SERVICE........................................................      8

VII.      ELIGIBILITY REQUIREMENTS.......................................     10

VIII.     ENTRY DATE.....................................................     13

IX.       VESTING........................................................     15

X.        CONTRIBUTIONS..................................................     18

XI.       CONTRIBUTION PERIOD............................................     28

XII.      ALLOCATION OF CONTRIBUTIONS....................................     29

XIII.     LIMITATIONS ON ALLOCATION......................................     31

XIV.      INVESTMENT OF PARTICIPANT'S ACCOUNTS...........................     32

XV.       LIFE INSURANCE.................................................     32

XVI.      EMPLOYER STOCK.................................................     33

XVII.     WITHDRAWALS PRECEDING TERMINATION..............................     34

XVIII.    LOANS TO PARTICIPANTS, BENEFICIARIES AND PARTIES-IN-INTEREST...     38

XIX.      RETIREMENT AND DISABILITY......................................     39

XX.       DISTRIBUTION OF BENEFITS.......................................     40

XXI.      QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.......................     41

XXII.     AMENDMENT TO THE PLAN..........................................     41

XXIII.    TOP-HEAVY PROVISIONS...........................................     42

XXIV.     OTHER ADOPTING EMPLOYER........................................     44

                                                              September 24, 1997

Plan Document                    I. NONTRUSTEED, TRUST AND TRUSTEE.
Section

* The Plan must have a Trustee if the Employer has elected Employer Stock, Loans, investment in Life Insurance, and/or any investment other than through a contract with Connecticut General Life Insurance Company.

* If the plan is trusteed, the Employer must apply for a Trust Tax Identification Number, unless the Trust already has obtained one, even if CG Trust Company has been appointed as the Plan's Trustee.
--------------------------------------------------------------------------------
                     The Plan is:

1.39                 |_|  A.  Nontrusteed.
--------------------------------------------------------------------------------
1.73, 1.74           |_|  B.  Trusteed and Trustees are:

                              Trustee(s)
                              Name(s):
                                        ----------------------------------------

                              Address:
                                        ----------------------------------------

                              --------------------------------------------------

                              City:                  St:          Zip:
                                   ---------------      ---------     ----------

                              Trust EIN:
                                        ----------------------------------------
--------------------------------------------------------------------------------
1.73, 1.74           |X|  C.  Trustee  and CG Trust  Company has been  appointed
                              as the Plan's Trustee.

                              Trust
                              Name:             CG Trust Company

                              Address: 525 West Monroe St., Suite 1800 Chicago, IL 60661-3629

                              Employer's Trust EIN:      362-755954
                                                       ----------------


Plan Document                      II. PLAN ADMINISTRATOR
Section

1.50                 The Plan Administrator is:

                     Name:             Sheila Meyer
                              --------------------------------------------------

                     Address:          VTEL Corporation
                              --------------------------------------------------

                                       108 Wild Basin Road
                     -----------------------------------------------------------

                     -----------------------------------------------------------

                     City:          Austin     State:      TX     Zip:     78746
                          -------------------         -----------      ---------
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                        III. PLAN YEAR
Section

1.51                 A.     The Plan Year will mean:

                            |_|  1. The  12-consecutive-month period  commencing
                                    on (MM/DD/YY)   /  /    and each anniversary
                                                 -- -- --
                                    thereof except that the first plan year will
                                    commence on (MM/DD/YY)    /  / .
                                                           -- -- --

                                    *This election may be made only for new plans.

                            |X|  2. The  12-consecutive-month period  commencing
                                    on (MM/DD/YY) 1/ 1/98   and each anniversary
                                                 -- -- --  thereof.
--------------------------------------------------------------------------------


                                                              September 24, 1997

Plan Document                        IV. COMPENSATION
Section

*  (i)   Election  of options 1-6 below does not require a separate nondiscrimi-
         nation test.

* (ii) If option 1, 2, or 3 is elected, you must elect the same definition of Compensation in Section XIII, Limitations on Allocations.

* (iii) Options 1-6 include lump sum amounts and/or cash bonuses. These amounts are included in compensation in the year in which paid.

* (iv) This compensation definition is for purposes of allocating g contribu-tions under the Plan. For nondiscrimination testing, the Employer may use any definition of compensation that is based upon Code section 414(s) or 415(c)(3). Use of options 7, 8, or 9 for nondiscrimination testing requires that the employer satisfy a separate compensation nondiscrimination test.
--------------------------------------------------------------------------------
                     A. Indicate the number of the Compensation definition that will be used for allocating each type of contribution.

                                Elective Deferral Contributions:          4
                                                                     ---------
                                Matching Contributions:          4
                                                              ---------
                                Nonelective Contributions:          4
                                                                 ---------
                                Employee Contributions:          4
                                                              ---------

1.12 For purposes of allocating contributions, Compensa-tion means:

1.12(a)                     1.  Wages, Tips and Other  Compensation  Box on Form
                                W-2.

1.12(b)                     2.  Section 3401(a) wages.

1.12(c)                     3.  415 safe-harbor compensation.

1.12(d)                     4.  Modified Wages, Tips, and Other Compensation Box
                                on Form W-2.

1.12(e)                     5.  Modified section 3401(a) wages.

1.12(f)                     6.  Modified 415 safe-harbor compensation.

1.12(g)                     7.  Regular or base salary or wages.

1.12(h)                     8.  Regular or base  salary or wages  plus |_| over-
                                time and/or |_| bonuses.

1.12(i)                     9.  A "reasonable  alternative definition of Compen-
                                sation," as that term is used under Code section
                                414(s)(3) and the regulations thereunder.

                                The definition of Compensation is:
                                                                  --------------
                                ------------------------------------------------
                                ------------------------------------------------

                                * Lump sum amounts and/or cash bonuses may be excluded only if specified in this definition. Also see note (v) above.
--------------------------------------------------------------------------------
                                                              September 24, 1997

Plan Document                            IV. COMPENSATION
Section

1.12                 B.     Compensation shall be  determined over the following
                            determination period:

                            |X|  1. The Plan Year.

                            |_| 2. A 12-consecutive-month period beginning on (MM/DD) / and ending with or within the
                                              -- --
                                    Plan Year. For Employees  whose date of hire
                                    is less than 12 months before the end of the
                                    designated  12-month  period,   Compensation
                                    will be determined over the Plan Year.

                            |_|  3. The Plan Year.  However, for  the Plan  Year
                                    in which an Employee's participation begins,
                                    the application period is the portion of the
                                    Plan  Year  during  which  the  Employee  is
                                    eligible to participate in the Plan.
--------------------------------------------------------------------------------
1.12                 C.     Compensation  shall/shall not  include Employer con-
                            tributions made pursuant to a salary reduction agreement, which are not includable in the gross income of the Employee under Code section 125, 402
                            (e)(3), 402(h)(1)(B) or 403(b).

                                |_|  Shall                       |X|  Shall Not
--------------------------------------------------------------------------------
1.12                 C.     The highest annual Compensation to be used in deter-
                            mining allocations to a Participant's Account shall be:

                            $       160,000
                              -------------

                     * Enter an amount if less than the $150,000 (as indexed) limitation on compensation.
--------------------------------------------------------------------------------
Plan Document               V. HIGHLY COMPENSATED EMPLOYEE
Section

1.29                 A.     Highly Compensation  Employees  shall be  determined
                            using:

1.29(a)                     |X|  1. The Traditional Method.

1.29(b)                     |_|  2. The Simplified Method  for Employers in more
                                    than one geographical area.

1.29(c)                     |_|  3. The alternative Simplified Method.

1.29(d)                     |_|  4. The   alternative  Simplified   Method  with
                                    Snapshot Day basis.

                                    The Snapshot Day is               (fill in).
                                                        -------------
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                     V. HIGHLY COMPENSATED EMPLOYEE
Section

1.29(a)              B.     If A.1. or A.2. is chosen  above, the Look-Back Year
                            shall be:

                            |X|  1. The 12-month  period  immediately  preceding
                                    the Determination Year.

                            |_|  2. The calendar year ending  with or within the
                                    Determination Year.

                            * If B.2. is selected and the Determination Year (Plan Year) is the calendar year, then the LookBack Year is the same 12-month period as the Determination Year. This avoids having to look back at data from a prior year.

                            However, if the Determination Year is not the calendar year, the Determination Year calculation must be made on the basis of a lag period (the period running from the end of the Look-Back Year to the end of the Determination Year), with the applicable dollar amounts adjusted on a pro rata basis for the number of months in the lag period.
--------------------------------------------------------------------------------
Plan Document                            VI. SERVICE
Section

* Check off appropriate basis for determining service.
--------------------------------------------------------------------------------
2A.3, 2A.9           A.     Hours of Service or Elapsed Time

                            1. Years of Service shall be determined on the following basis:

                                a.  Eligibility:                 |_|  Hours of
                                                                       Service
                                                                 |_|  Elapsed
                                                                       Time

                                b.  Vesting:                     |X|  Hours of
                                                                       Service
                                                                 |_|  Elapsed
                                                                       Time

                                c.  Allocation of Contributions: |X|  Hours of
                                                                       Service
                                                                 |_|  Elapsed
                                                                       Time

                            2. If service is based on Hours of Service, Hours shall be determined on the basis of:

                                |X|  a.  Actual hours for which paid or entitled
                                         to payment.

                                |_|  b.  Days Worked (10 Hours of Service).

                                |_|  c.  Weeks Worked (45 Hours of Service).

                                |_|  d.  Semimonthly  payroll  periods (95 Hours
                                         or Service).

                                |_|  e.  Months Worked (190 Hours of Service).

                            * For options b, c, d, and e: If the Employee would be credited with 1 Hour of Service during the period, the Employee shall be credited with the number of Hours of Service indicated in parentheses.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                            VI. SERVICE
Section

1.24                 B.     Service with other employers.

                            1. Service with members of the Employer's controlled group of corporations, affiliated service group, or group of business under common control ("controlled group").

                            * Service for an employer while the employer is part of the controlled group must be taken into account.

                                a. Service with a member of the controlled group prior to it becoming part of the controlled group will be included for all purposes.

                                         |_|  Yes                   |_|  No
--------------------------------------------------------------------------------
2A.5                        2.  Service with a predecessor organization.

                            * Service with a predecessor organization of the Employer must be taken into account if the Employer maintains the Plan of the predecessor organization.

                                a. Service with a predecessor organization will be included for all purposes even if the Employer does not maintain the plan of the predecessor organization.

                                         |X|  Yes                   |_|  No
--------------------------------------------------------------------------------
2A.6                        3.  Service with the following subsidiary(ies) or
                                affiliated  organization,  not  related  to  the
                                Employer   under  the  rules  of  Code  sections
                                414(b), (c) or (m), shall be considered Service for all purposes of this plan:

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

                            * Service credited under 1.a, 2.a and 3 must apply to all similarly situated Employees, must be credited for a legitimate business reason, and must not be design or operation discriminate significantly in favor of Highly Compensated Employees.
--------------------------------------------------------------------------------
                                                              September 24, 1997

Plan Document                     VII. ELIGIBILITY REQUIREMENTS
Section

* Check or fill out appropriate requirements for each type of contribution in the Plan.
--------------------------------------------------------------------------------
2A.5(a), 2B.1        A.     Eligibility Requirements

                            1. If Employer is a Partnership or Sole Proprietor-ship: Self-Employed Individuals are eligible to participate in the Plan.

                                         |_|  Yes                   |X|  No

                            2.  Immediate Participation.

                                *  No age or service requirement.

                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions

                            3.  Service Requirement.

                                * Not to exceed 1 year if graded vesting; not to exceed 2 years if 100% immediate vesting. Not to exceed 1/2 year if graded vesting or 1 1/2 years if 100% immediate vesting if annual Entry Date is chosen in Section VIII "Entry Date." Not to exceed 1 year for Elective Deferral Contributions.

                                    |X|  Elective Deferral Contributions:    0
                                                                           ----
                                         (indicate number of years)
                                    |X|  Matching Contributions:    1
                                                                 ------
                                         (indicate number of years)
                                    |X|  Nonelective Contributions:    1
                                                                      ---
                                         (indicate number of years)
                                    |_|  Employee Contributions:
                                                                 ----
                                         (indicate number of years)

                            4.  Age Requirement.

                                * Not greater than 21 years. If annual entry date is chosen in Section VIII "Entry Date," not greater than 20 1/2 years.

                                    |X|  Elective Deferral Contributions:   21
                                                                           ----
                                         (indicate number of years)
                                    |X|  Matching Contributions:   21
                                                                 -----
                                         (indicate number of years)
                                    |X|  Nonelective Contributions:    21
                                                                      ----
                                         (indicate number of years)
                                    |_|  Employee Contributions:
                                                                 ----
                                         (indicate number of years)

                            5. Employees who were employed on or before the initial Effective Date of the Plan or the Effective Date of the amendment and restatement of the Plan, as indicated on page 2, shall/shall not be immediately eligible without regard to any Age and/or Service requirements specified in 2 or 3 above.

                                    |_|  Shall                    |X|  Shall Not
--------------------------------------------------------------------------------
                                                              September 24, 1997

Plan Document                VII. ELIGIBILITY REQUIREMENTS
Section

2B.1                 B.     Job Class Requirements

                            An Employee must be a member of one or more of the following selected classifications:

                            1.  No Job Class Requirements:
                                    |X|  Elective Deferral Contributions
                                    |X|  Matching Contributions
                                    |X|  Nonelective Contributions
                                    |_|  Employee Contributions

                            2.  Salaried:
                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions

                            3.  Hourly:
                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions

                            4.  Clerical:
                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions

                            5. Employees whose employment is governed by a collective bargaining agreement represented by the following union:
                                                    ----------------------------
                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions

                            6.  Other (fill in):
                                                  ------------------------------
                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions

                                *  "Part-time" Employees may not be excluded.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                   VII. ELIGIBILITY REQUIREMENTS
Section

2B.1                 C.     Additional Requirements

                            An Employee must be in the following designated division(s) of the Employer:

                            ----------------------------------------------------

                            ----------------------------------------------------

                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions
--------------------------------------------------------------------------------
2B.1                 D.     An Employee must not be  a member of  any one of the
                            following groups:

                            1.  Union.

                                * Employees who are members of a union are defined as: Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the employees of the Employer who are covered pursuant to that agreement are professional employees as defined in section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer, unless the collective bargaining agreement provides for coverage under the Plan.

                                    |X|  Elective Deferral Contributions
                                    |X|  Matching Contributions
                                    |X|  Nonelective Contributions
                                    |_|  Employee Contributions

                            2. Nonresident aliens (within the meaning of Code section 7701(b)(1)(B)) who receive no earned income (within the meaning of Code section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)).

                                    |X|  Elective Deferral Contributions
                                    |X|  Matching Contributions
                                    |X|  Nonelective Contributions
                                    |_|  Employee Contributions

--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                VII. ELIGIBILITY REQUIREMENTS
Section
                            3. Employees covered by the following designated qualified employee benefit plans:

                                ------------------------------------------------

                                ------------------------------------------------

                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions
--------------------------------------------------------------------------------
1.15                 E.     The  Plan  covers  Employees  whose   conditions  of
                            employment are mandated under the Davis-Bacon Act.

                                    |_|  Yes                        |X|  No
--------------------------------------------------------------------------------

Plan Document                       VIII. ENTRY DATE
Section

*  Check the appropriate requirement for Entry Date.
--------------------------------------------------------------------------------
1.25                 A.     Immediately.

                                    |X|  Elective Deferral Contributions
                                    |X|  Matching Contributions
                                    |X|  Nonelective Contributions
                                    |_|  Employee Contributions
--------------------------------------------------------------------------------
1.25                 B.     The first day of any month.

                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions
--------------------------------------------------------------------------------
1.25                 C.     Quarterly (that is, three months apart) on each:

                                    (MM/DD)    /     , or (MM/DD)    /     , or
                                           ---  ---               --- ---
                                    (MM/DD)    /     , or (MM/DD)    /     .
                                           ---  ---               --- ---
                     *o  Fill in dates.
                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions

--------------------------------------------------------------------------------
                                                              September 24, 1997

Plan Document                      VIII. ENTRY DATE
Section

1.25                 D.     Semiannually (that is, six months apart) on each:

                                    (MM/DD)      /     , or (MM/DD)      /     .
                                             --- ---                 ---  ---
                     *  Fill in dates.

                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions
--------------------------------------------------------------------------------
1.25                 E.     Annually, on each (MM/DD)      /     .
                                                      ----- -----

                     *  Fill in dates.
                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions
--------------------------------------------------------------------------------
1.25                 F.     The first day nearest  to the date(s) selected in B,
                            C, D or E above, whether before or after that date, that the Participant meets the Eligibility Require-ments.

                                    |_|  Elective Deferral Contributions
                                    |_|  Matching Contributions
                                    |_|  Nonelective Contributions
                                    |_|  Employee Contributions

                     * Allows retroactive entry into the Plan. This may have an effect on various nondiscrimination tests for the Plan.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                         IX. VESTING
Section

1.76                 A.     Vesting Percentage.

                            The Vesting Schedule, based on number of Years or Periods of Service, shall be as indicated below. Indicate the number of the vesting schedule that applies to any Nonelective Contributions, Matching Contributions, and Prior Employer Contributions. The vesting schedules are depicted in 1 through 8, below.

                                Nonelective Contributions are subject to vesting
                                schedule:     3
                                             ---

                                Matching Contributions  are subject  to  vesting
                                schedule:     3
                                             ---

                                Prior  Employer  Contributions  are  subject  to
                                vesting schedule:     2, 7
                                                     ------

                            1.  Immediately                         =     100%

                            2.  0-3 Years                           =     0%
                                3 Years  =                          100%

                            3.  1 Year                              =     20%
                                2 Years  =                          40%
                                3 Years  =                          60%
                                4 Years  =                          80%
                                5 Years  =                          100%

                            4.  0-3 Years                           =     0%
                                3 Years  =                          20%
                                4 Years  =                          40%
                                5 Years  =                          60%
                                6 Years  =                          80%
                                7 Years  =                          100%

                            5.  0-2 Years                           =     0%
                                2 Years  =                          20%
                                3 Years  =                          40%
                                4 Years  =                          60%
                                5 Years  =                          80%
                                6 Years  =                          100%

                            6.  0-5 Years                           =     0%
                                5 Years  =                          100%

                            7.  1 Year                              =     25%
                                2 Years  =                          50%
                                3 Years  =                          75%
                                4 Years  =                          100%
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                         IX. VESTING
Section

                            8. Other. Must be at least as liberal as #4 or #6 above.

                                                      =
                                -------------------         --------------------
                                                      =
                                -------------------         --------------------
                                                      =
                                -------------------         --------------------
                                                      =
                                -------------------         --------------------
                                                      =
                                -------------------         --------------------
--------------------------------------------------------------------------------
2A.5(b)              B.     The vesting computation period shall be based on the
                            Employee's service in the:

                                |X|  Plan Year        |_|  Employment year
--------------------------------------------------------------------------------
2A.7, 2A.10          C.     Excluded Years or Periods of Service.

                            The vesting percentage shall be based on all Years of Service (i.e., completing 1000 Yours of Service) or Periods of Service (i.e., Elapsed Time), EXCEPT that the following shall be excluded:

                            Years or Periods of Service:

                            |_|  1. Prior to  the time  the Participant attained
                                    age 18.

                            |_|  2. During which  the Employer  did not maintain
                                    the plan or predecessor plan.

                            |_|  3. During which the  Participant elected not to
                                    contribute to a plan which required Employee
                                    Contributions.

                            |_|  4. Rule of Parity (Elapsed Time).

                                    * Rule of Parity (Elapsed Time): IN the event a reemployed Employee has no vested interest in Employer Contributions at the time the break occurred, and has since incurred 5 consecutive 1-year Breaks-in-Service, and has a Period of Severance which equals or exceeds his prior Period of Service, such prior Service may be disre-garded.

                            |_|  5. Rule of Parity (Hours of Service).

                                    * Rule of Parity  (Hours of Service):  Years
                                    of Service prior to a  Break-in-Service  may
                                    be  disregarded  if the  participant  had no
                                    vested interest in Employer Contributions at
                                    the  time  the  break   occurred,   and  the
                                    Participant has since incurred 5 consecutive
                                    1-year Breaks-inService, and the number of consecutive 1-year Breaks-in-Service is at least as great as the Years of Service before the break occurred.

                            |_|  6. Prior to  any 1-Year  Break-in-Service until
                                    the Employee completes a Year of Service following reemployment.

                            |X|  7. None of the above.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                        IX. VESTING
Section

3D.1, 3D.2,          D.     Forfeitures.
2A.7, 2A.10
                            1.    Forfeitures will occur:

                                  |_| a. Immediately.

                                         |_| (1Optional Payback Method.

                                         |_| (2Required Payback Method.

                                  |X| b. Upon a 1-Year Break-in-Service.

                                         |X| (1)      Optional Payback Method.

                                         |_| (2Required Payback Method.

                                  |_| c. Upon  5  consecutive  1-Year Breaks-in-
                                         Service.

                            2.    Forfeitures will be:

                                  |X| a. Used as an Employer Credit.

                                  |_| b. Reallocated to Participants' Accounts.

                                  |_| c. Used as an Employer Credit and then, to
                                         the extent any  Forfeitures remain, re-
                                         allocated to Participants' Accounts.

                                  * If choice IX.D.2.b or c is selected and the Plan provides Matching Contributions, the Actual Contribution Percentage (ACP) Test will be affected.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                     X. CONTRIBUTIONS
Section

2C.1(k)(1)           A.     Elective Deferral Contributions

                            1.    Availability/Amount

                                  |_| Not Available under the Plan.

                                  |X| Available  under  the  Plan  (complete the
                                      following).

                                         Each  Participant MAY elect to have his
                                         Compensation  actually  paid during the
                                         Plan Year reduced by:

                                               |_| a.          %.
                                                            ---

                                               |_| b. up to            %.
                                                                    ---

                                               |X| c. from    1   % to    20   %
                                                           -------     --------

                                               |_| d. up to the maximum percent-
                                                      age   allowable,   not  to
                                                      exceed the  limits of Code
                                                      sections 402(g) and 415.

                                         * Lump sum amounts  and/or cash bonuses
                                         must be subject to the salary  deferral
                                         election   unless  the   definition  of
                                         compensation in Section IV.A.9 has been
                                         elected  and  these  amounts  have been
                                         specifically    excluded    from   that
                                         compensation   definition.   Lump   sum
                                         amounts and cash  bonuses are  deferred
                                         upon and  tested  in the  Plan  Year in
                                         which paid.

                            2.    Modification

                                  A Participant may change the amount of Elective Deferral contrigu5ions the Participant makes to the Plan (complete a and b):

                                  |_| a.      per calendar year (may not be less
                                         ---- frequent than once).

                                  |X| b. As of the following date(s) (MM/DD):

                                                     Daily
                                         --------------------------
                                         --------------------------
                                         --------------------------
                                         --------------------------
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                    X. CONTRIBUTIONS
Section

2C.1(b)              B.     Required Employee Contributions

                            1.    Availability/Amount

                                         |X| Not Available under the Plan.

                                         |_|  Available  under the Plan and must
                                         be made as a condition  of receiving an
                                         Employer Contribution.

                                  *  Required  Employee  Contributions  are  NOT
                                  AVAILABLE     unless     Elective     Deferral
                                  Contributions are available.

                                  Required Contributions shall be in the amount of:

                                  |_| a.     %  of  Compensation  actually  paid
                                        -----
                                         during the Contribution Period.

                                  |_| b. Not less  than          % nor more than
                                                        --------
                                         % of Compensation actually  paid during
                                         the Contribution Period.
--------------------------------------------------------------------------------
2C.1(k)(1)           2.     Modification

                            A   Participant   may  suspend   Required   Employee
                            Contributions for a minimum period of:

                                  |_| a. 1 month

                                  |_| b. 2 months

                                  |_| c. 3 months

                            *  The  suspension   period  may  be  of  indefinite
                            duration. A Participant's reentry into the Plan shall be as of the first Entry Date following the end of the suspension period.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                    X. CONTRIBUTIONS
Section

2C.1                 C.     Matching Contributions

                            Availability/Amount

                                  |_| Not Available Under the Plan.

                                  |X| Available under the Plan (elect one from option 1 and, if applicable, elect one from option 2).

                            1.    |X| a. Matching  Contributions  SHALL be based
                                         upon  a  percentage  of  Considered Net
                                         Profits.

                                  |_| b. Matching  Contributions  SHALL  NOT  be
                                         based upon a  percentage of  Considered
                                         Net Profits.

                            2.    Partnership Plans.

                                  |_| a. The  Employer  SHALL make Matching Con-
                                         tributions to Partners.

                                         * Matching  Contributions  to  Partners
                                           are  treated  in   all   respects  as
                                           Elective Deferral Contributions.

                                  |_| b. The Employer  SHALL NOT  make  Matching
                                         Contributions to Partners.

                            For each $1.00 of either Elective Deferral Contributions or Required Employee Contributions, as selected above, the Employer will contribute and allocate to each Participant's Matching Contribution Account an amount equal to:

                            |_| 1.$                  (e.g., $.50).
                                   -----------------

                            |X| 2.A discretionary  percentage, to be  determined
                                  by the Employer.

                                  * If option 2 is elected, the amount of the discretionary percentage should be determined by an annual Board of Directors resolution setting the percentage.

                            |_| 3.Graded Match.

                                  *  If  a or b  is  elected,  the  minimum  and
                                  maximum percentages must be within the parameters of the Elective Deferral election in Section X.A or the Required Employee Contribution election in Section X.B of this Adoption Agreement.

                                  * Percentages for higher amounts must be lower than the percentages for lower amounts. For example: 100% of the first $500, plus 75% of the next $500, plus 50% of the next $500.

                                         |_| a.   Graded based  upon the  dollar
                                                  amount of  each  Participant's
                                                  Elective   Deferral  Contribu-
                                                  tions  or   Required  Employee
                                                  Contributions as follows:

                                                       % of the first $     plus
                                                   ----                ----
                                                       % of the first $     plus
                                                   ----                ----
                                                       % of the first $     plus
                                                   ----                ----
                                                       % of the first $    .
                                                   ----                ----
 -------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                   X. CONTRIBUTIONS
Section

                                    |_|   b.   Graded      based     upon    the
                                               percentage  of   Compensation  of
                                               each    participant's    Elective
                                               Deferral Contribution or Required
                                               Employee Contribution as follows:

                                                 % of the first $           plus
                                       ----------                ----------
                                                 % of the first $           plus
                                       ----------                ----------
                                                 % of the first $           plus
                                       ----------                ----------
                                                  % of the first $
                                       ----------

                                         * If  3.a or b is  elected,  additional
                                         testing  will be required to prove that
                                         the   different    contributions    are
                                         available on a nondiscriminatory basis.

                                  |_| 4. Separate  specific  dollar amounts  for
                                         different employees (e.g., employees in
                                         different job classifications):

                                         * This  option  is  available  only for
                                         Plans    covering    Employees    whose
                                         conditions of  employment  are mandated
                                         under the Davis-Bacon Act.

            $          (e.g., $.50) to employees in                    (fill in)
             ----------                             ------------------
            $          (e.g., $.50) to employees in                    (fill in)
             ----------                             ------------------
            $          (e.g., $.50) to employees in                    (fill in)
             ----------                             ------------------
            $          (e.g., $.50) to employees in                    (fill in)
             ----------                             ------------------
            $          (e.g., $.50) to employees in                    (fill in)
             ----------                             ------------------

            Additional Formulas (fill in below):

            * Formulas must be the same type as above.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            * If 4 is selected, additional testing will be required to prove that the different contributions are available on a nondiscrimina-tory basis.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                     X. CONTRIBUTIONS
Section

                            |_|5. Different    graded   matches  for   different
                                  employees (e.g., employees in different job classifications, divisions, organizations, members of a controlled group of corporations, etc.):

                                  * This option is available only for Plans covering Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                                  * Percentages for higher amounts must be lower than the percentages for lower amounts. For example: 100% of the first $500, plus 75% of the next $500, plus 50% of the next $500.

                                  |_| a. Graded based upon the dollar amount of Elective Deferral Contributions or Required Contributions of each Participant as follows:

                                         Employees in                  (fill in)
                                                      -----------------
                                                    % of the first $        plus
                                               -----                -------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $
                                               -----               --------

                                        Employees in                  (fill in)
                                                      -----------------
                                                    % of the first $        plus
                                               -----                -------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $
                                               -----               --------

                                        Employees in                  (fill in)
                                                      -----------------
                                                    % of the first $        plus
                                               -----                -------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $
                                               -----               --------


                                         Additional Formulas (fill in below):
                                         * Formulas  must  be the  same  type as
                                         above.

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                     X. CONTRIBUTIONS
Section

                                  |_| b. Graded  based  upon  the  percentage of
                                         compensation of  the  Elective Deferral
                                         Contributions or Required Contributions
                                         of each Participant as follows:

                                         * This  option  is  available  only for
                                         Plans    covering    Employees    whose
                                         conditions of  employment  are mandated
                                         under the Davis-Bacon Act.

                                         *  Matching   percentages   for  higher
                                         compensation  percentages must be lower
                                         than  matching  percentages  for  lower
                                         compensation percentages.  For example:
                                         100% of the first 100% of the first 3%,
                                         plus 75% of the  next  2%,  plus 50% of
                                         the next 2%.

                                        Employees in                  (fill in)
                                                      -----------------
                                                    % of the first $        plus
                                               -----                -------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $
                                               -----               --------

                                        Employees in                  (fill in)
                                                      -----------------
                                                    % of the first $        plus
                                               -----                -------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $
                                               -----               --------

                                        Employees in                  (fill in)
                                                      -----------------
                                                    % of the first $        plus
                                               -----                -------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $         plus
                                               -----               --------
                                                    % of the next $
                                               -----               --------


                                         Additional Formulas (fill in below):
                                         * Formulas  must  be the  same  type as
                                         above.

                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
                                        ----------------------------------------
--------------------------------------------------------------------------------

                                                              September 24, 1997
                                     - 23 -

Plan Document                      X. CONTRIBUTIONS
Section

                            The   Elective   Deferral   or   Required   Employee
                            Contributions, upon which Matching Contributions are made by the Employer, shall not exceed:

                            |_| 1.      $         for the Plan Year.
                                         --------

                            |_| 2.               % of Participant's Compensation
                                        ---------
                                        for the Contribution Period.

                            |X| 3.      N/A.

                            True-Up Contributions:

                            The Employer may/may not contribute a True-Up Contribution for each Participant at the end of the Plan Year so that the total Matching Contribution for each Participant is calculated on an annual basis.

                                  |X| May             |_| May not

                            Additional Matching Contributions:

                            In addition, at the end of the Plan Year, the Employer may contribute Additional Matching Contributions to be allocated in the same proportion that the Matching Contribution made on behalf of each Participant during the Plan year bears to the Matching Contribution made on behalf of all Participants during the Plan Year.

                                  |X| Yes             |_| No
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                    X. CONTRIBUTIONS
Section

2C.1                 D.     Nonelective Contributions

                            * If you choose to make a Nonelective Contribution , each Employee eligible to participate in the Plan and who satisfies the Annual Allocation Requirement of Section XII.A or XII.B MUST be given an allocation, regardless of whether they make Elective Deferral Contributions.

                            Availability/Amount

                                  |_| Not Available under the Plan.

                                  |X| Available  under  the  Plan  (complete the
                                      following).

                            The Contribution for each Contribution Period shall be:

                            |_| 1.        % of Considered Net Profits.

                            |_| 2.        % of Compensation of each Participant.

                            |_| 3.The Employer will  contribute an  amount equal
                                  to $            for each Participant.
                                      -----------

                            |X| 4.Discretionary.

                            * If option 4 is elected, the amount of the discretionary contribution should be determined by an annual Board of Directors resolution setting a fixed amount of contribution or a formula by which a fixed amount can be determined.

                            |_| 5.The Employer will  contribute an amount  equal
                                  to $       /hour  or unit of  each participant
                                      -------
                                  (indicate dollar or cents amount).

                            * Option 5 may be chosen ONLY for Employees who are subject to a Collective Bargaining Agreement.

                            |_| 6.  % of Considered Net Profits to     (fill in)
                                  --                              -----
                                    % of Considered Net Profits to     (fill in)
                                  --                              -----
                                    % of Considered Net Profits to     (fill in)
                                  --                              -----
                                    % of Considered Net Profits to     (fill in)
                                  --                              -----
                                    % of Considered Net Profits to     (fill in)
                                  --                              -----

                            * Fill in job classification.
--------------------------------------------------------------------------------

                                                              September 24, 1997
                                      - 25 -

Plan Document                    X. CONTRIBUTIONS
Section

                                  Additional Formulas (fill in below):

                                  * Formulas must be the same type as above.

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------

                            |_| 7.                     % of Compensation to each
                                  ---------------------
                                  Participant in             (fill in)
                                                 -----------
                                                       % of Compensation to each
                                  ---------------------
                                  Participant in             (fill in)
                                                 -----------
                                                       % of Compensation to each
                                  ---------------------
                                  Participant in             (fill in)
                                                 -----------
                                                       % of Compensation to each
                                  ---------------------
                                  Participant in             (fill in)
                                                 -----------
                                                       % of Compensation to each
                                  ---------------------
                                  Participant in             (fill in)
                                                 -----------

                            * Fill in job classification.

                                  Additional Formulas (fill in below):

                                  * Formulas must be the same type as above.

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  * Options 6 and 7 may be selected ONLY when a Plan covers Employees whose conditions of employment are mandated under the Davis-Bacon Act.

                                  * If option 6 or 7 is selected, subsection A.1 (Compensation to Compensation allocation) MUST be chosen in Section XIII, "Allocation of Contributions."

                                  * If option 6 or 7 is selected, additional testing will be required to prove that the different contributions are available on a nondiscriminatory basis.

                            Nonelective Contributions shall/shall not be based on Considered Net Profits.

                            * "Shall" must be chosen if option 1 is selected.

                                  |X| Shall           |_| Shall not
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                      X. CONTRIBUTIONS
Section

2.C.1(b)             E.     Voluntary Employee Contributions

                            Availability/Amount

                                  |X| Not Available under the Plan.

                                  |_| Available  under  the  Plan (complete  the
                                      following).

                                         |_|   Voluntary Employee  Contributions
                                               SHALL be permitted  up  to  %  of
                                               Compensation actually paid during
                                               the Plan Year.

                                         |_|   Voluntary  Employee Contributions
                                               made  in  a  Lump  Sum  SHALL  be
                                               permitted.

                                  * Voluntary Employee Contributions are NOT AVAILABLE unless Elective Deferral Contributions are available.
--------------------------------------------------------------------------------

2.C.3                F.     Rollover Contributions

                            Availability

                            |X| 1. Rollover Contributions  out  of the  Plan are
                                   always available.

                                   |X| Cash only.

                                   |_| Cash and  Loan Notes  from this  and/or a
                                       prior plan.

                            |X| 2. Rollover Contributions into the Plan:

                                   |_| Not Available under the Plan.

                                   |X| Available  under  the  Plan (complete the
                                       following).

                                         Cash Only or Cash and Loan Notes:

                                              |X| Cash only.

                                              |_| Cash and Loan Notes from prior
                                                  plan.

                                         Rollover  contributions  into  the Plan
                                         may be made by:

                                              |X|    Both eligible Employees and
                                                     Employees who would be eli-
                                                     gible  except  they  do not
                                                     yet  meet  the  Plan's  age
                                                     and/or service requirement.

                                              |_|    Eligible Employees only.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                     X. CONTRIBUTIONS
Section

7B.8, 7B.9           G.     Transfers of Account Balances

                            Availability

                            |X| 1. Transfers of account balances out of the Plan
                                   are always available.

                            |X| 2. Transfers of Account Balances into the Plan:

                                         |_| Not Available under the Plan.

                                         |X| Available under the Plan.
--------------------------------------------------------------------------------

Plan Document                   XI. CONTRIBUTION PERIOD
Section

1.14                 a.   The regular Contribution Period (by contribution type)
                          shall be:

                     * For 1 and 2 below, "Other" Contribution Period may not be longer than annual, but may be shorter than 4-weekly.

                     * For 3 below, "Other" Contribution Period may not be longer than monthly, but may be shorter than 4- weekly.

                            1.    Matching Contributions:

                                  |X| Annual                 |_| 4-Weekly

                                  |_| Monthly                |_| Other (specify)

                            2.    Nonelective Contributions:

                                  |X| Annual                 |X| 4-Weekly

                                  |X| Monthly                |X| Other (specify)

                            3.    Elective   Deferral   Contributions,  Required
                                  Employee   Contributions,   and/or   Voluntary
                                  Employee Contributions:

                            * Annual  contribution period  is  not available for
                              contributions in #3.

                                  |_| Monthly                |_| 4-Weekly

                                  |X| Other (specify)     Semi-monthly
                                                       -----------------
--------------------------------------------------------------------------------

                                                             September 24, 1997

Plan Document            XII. ALLOCATION OF CONTRIBUTIONS
Section

2C.1(f)              A.     Allocation Formula for Nonelective Contribution

                            Complete the following ONLY if Section X.D is 1, 4, 6 or 7.

                            * If Section X.D is 6 or 7, the Compensation to Compensation allocation formula (1 below) must be chosen.

                            The Nonelective Contribution will be allocated to Participants who meet the requirements of Section XII.B or C as follows:

                            |X| 1. Compensation to Compensation:

                                   In the same ratio as each Participant's Compensation bears to the total Compensation of all Participants.

                            |_| 2. Integrated with Social Security:

                                   a.    Choose one of the following methods:

                                         |_|   Step-Rate Method

                                               For each Plan Year,  the Employer
                                               will  contribute  an amount equal
                                               to   %  of   each   Participant's
                                               Compensation  up  to  the  Social
                                               Security  Integration Level, plus
                                               %    of    each     Participant's
                                               Compensation  in  excess  of  the
                                               Social    Security    Integration
                                               Level.  However, in no event will
                                               the      Excess      Contribution
                                               percentage   exceed   the  amount
                                               specified        in       Section
                                               2C.1(f)(2)(B) of the Plan.

                                         |_|   Maximum Disparity Method

                                               For   each   Plan    Year,    the
                                               Employer's            Nonelective
                                               Contribution  shall be  allocated
                                               in the  manner  stated in Section
                                               2C.1(f)(3)  of the  Plan in order
                                               to maximize permitted disparity.

                                   b.    Social Security Integration Level:

                                         |_| i.  $     (not to exceed the Social
                                                 ----- Security Taxable Wage
                                                 Base).

                                         |_| ii. The  Social  Security   Taxable
                                                 Wage  Base  in  effect  on  the
                                                 first day of the Plan Year.

                                         |_| iii.       % of the Social Security
                                                 ------- Taxable  Wage Base (not
                                                 to exceed 100%).
--------------------------------------------------------------------------------
                                                              September 24, 1997

Plan Document               XII. ALLOCATION OF CONTRIBUTIONS
Section

2C.1(g)              B.     Annual Allocation Requirements

                            An allocation of the annual Nonelective Contribution, annual Matching Contribution, and/or Additional matching Contribution made by the Employer will be made to each Participant who:

                            |_|1. Is a Participant  on ANY day  during  the Plan
                                  year regardless of Service credited during the Plan Year.

                            |_|2. Is  credited  with  a  Year of  Service in the
                                  Plan Year for which the contribution is made.

                            |_|3. Is a participant  on the last  day of the Plan
                                  Year.

                            |X|4. Is  credited  with a  Year of  Service in  the
                                  Plan Year for which the contribution is made and is a Participant on the last day of the Plan Year.

                            In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies or becomes disabled during the Plan Year, regardless of the number of Hours of Service credited to such Participant and regardless of whether such Participant is a participant on the last day of the Plan Year.

                                  Annual Nonelective Contribution |X| Yes |_| No Annual Matching Contribution |X| Yes |_| No Annual Matching Contribution |X| Yes |_| No
--------------------------------------------------------------------------------
2C.1(g)              C.     Nonannual Allocation Requirement

                            An allocation of the nonannual Matching Contribution or nonannual Nonelective Contribution made by the Employer will be made to each Participant who:

                            |_|1. Is a Participant  on any day  of the Contribu-
                                  tion Period.

                            |_|2. Is a  Participant  as of the  last day of  the
                                  Contribution Period.

                            In addition, an allocation will be made by the Employer on behalf of any Participant who retires, dies, or becomes disabled during the Contribution Period, regardless of whether such Participant is a Participant as of the last day of the Contribution Period.

                              Nonannual Nonelective Contribution |_| Yes |_| No Nonannual Matching Contribution |_| Yes |_| No
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document             XIII. LIMITATIONS ON ALLOCATION
Section

4B                   A.  If  any  Participant  is  covered by  another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype plan:

                     * Complete part A if you: (1) maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is, was, or could be, a participant; or (2) maintain a Code section 415(l)(2) individual medical account, for which amounts are treated as Annual Additions for any Participant in this Plan.

                            |X| 1. N/A. The Employer has no other defined contribution plan(s).

                            |_| 2. The provisions of Section 4B.5 of the Plan will apply, as if the other plan were a Master or Prototype plan.

                            |_| 3. The plans will limit total Annual Additions to the Maximum Permissible Amount, and will reduce any Excess Amounts in a manner that precludes Employer discretion, in the following manner:

                                    --------------------------------------------

                                    --------------------------------------------
--------------------------------------------------------------------------------


4B                   B.  If any Participant is or ever has been a Participant in a qualified  defined  benefit  plan  maintained  by the
                         Employer:

                     * Complete part B if you maintain, or at any time maintained, another qualified retirement plan in which any Participant in this Plan is, was, or could be a participant.

                            |X|1. N/A.  The Employer has no defined plan(s).

                            |_|2. In any Limitation  Year, the Annual  Additions
                                  credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer contributions that would otherwise be allocated to the Participant's account during such year would cause the 1.0 limitation to be exceeded, the allocation will be reduced so that the sum of the fraction equals 1.0. Any contributions not allocated because of the preceding sentence will be allocated to the remaining Participants according to the Plan's allocation formula. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4B.4 of the Plan.

                            |_|3. Provide  the  method   under  which  the  Plan
                                  involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                                  ----------------------------------------------

                                  ----------------------------------------------
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document             XIII. LIMITATIONS ON ALLOCATION
Section

                     C.  Compensation will mean all of each Participant's:

                     * Everyone must complete Section C. If option 1, 2, or 3 was selected in Section IV.A., you must make the same selection here.

4B.1(b)(1)               |X|1. Wages, Tips, and  Other Compensation Box  on Form
                               W-2.

4B.1(b)(2)               |_|2. Section 3401(a) wages.

4B.1(b)(3)               |_|3. 415 safe harbor compensation.
--------------------------------------------------------------------------------
4B.1(h)              D.  The Limitation Year shall be:

                     * Everyone must complete Section D.

                         |X|1. The Calendar Year.

                         |_|2. The 12-month  period  coinciding  with  the  Plan
                               Year.

                         |_|3. The 12-month period beginning on (MM/DD):   /  .
                                                                        --  --
--------------------------------------------------------------------------------
Plan Document          XIV. INVESTMENT OF PARTICIPANT'S ACCOUNTS
Section

5A.1                 A.  The Participant shall/shall  not have the  authority to direct the Investment of Contributions made by the Employer.

                                  |X| Shall           |_| Shall Not
--------------------------------------------------------------------------------
5A.1                 B.  If SHALL is elected above, complete the following.

                         Those having authority to direct the investment of the Participant's Account are (choose all that apply):

                         |X|1. Participants who are active Employees.

                         |X|2. Participants   who   are   former  employees  and
                               continue to maintain an account in the Plan or Trust.

                         |X|3. Beneficiaries.

                         |X|4. Alternate Payees.
--------------------------------------------------------------------------------
Plan Document                   XV. LIFE INSURANCE
Section

5B.1                 A.  Available as a Participant investment:

                         |_| Yes            |X| No
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                    XV. LIFE INSURANCE
Section

                     B. If yes is elected above, Life Insurance shall be available to:

                         |_|1.  All Participants.

                         |_|2. Only to the specified group of Participants (fill in below):

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

                         * If subsection 2 is checked, separate nondiscrimina-tion testing will be required.
--------------------------------------------------------------------------------
Plan Document                      XVI. EMPLOYER STOCK
Section

* Before electing Employer Stock as an investment option, you should consult your legal counsel on any federal or state securities law requirements arising from offering Employer Stock as an investment option under your Plan and whether use of this document is appropriate for you under those laws. Neither Connecticut General Life Insurance Company nor any of its employees can advise you on these matters.
--------------------------------------------------------------------------------
1.45                 A.  Investment in Employer Stock is:

                                  |X| Permitted

                                  |_| Not Permitted.

                         * You must  complete the  following  subsections  B and
                           C if investment in Employer Stock is permitted and Participants have the authority to direct the investment of Employer Contributions.
--------------------------------------------------------------------------------
1.45                 B.  Investment   in  Employer  Stock  within  the  Plan  by
                         officers  or  directors   of  the  Employer  or  by  an
                         individual who owns  more than  10% of  the  Employer's
                         Stock is:

                                  |X| Permitted

                                  |_| Not Permitted.
--------------------------------------------------------------------------------
1.45                 C.  The Trustee:

                         |_|1. Will vote the shares of the Employer Stock.

                         |X|2. Will vote the  shares of the  Employer  Stock  in
                               accordance with any instructions received by the Trustee from the Participant.

                               * Option 2 must be selected if CG Trust Company is the Trustee.

                         |_|3. May request voting instructions from the Partici-
                               pants.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document         XVII. WITHDRAWALS PRECEDING TERMINATION
Section

* Complete only the sections for the type of contributions in your plan.
--------------------------------------------------------------------------------
3E.1(a)              A.  Withdrawal of Required Employee Contributions.

                     * Withdrawal may be for any reason.

                         |X| Not Available under the Plan.

                         |_| Available under the Plan.

                             If available, Required Employee Contributions may be withdrawn:

                                 |_| Once each 6 months.

                                 |_| Once each 12 months.

                                 |_| Other (specify)
                                                       -------------------------

                             The Contribution suspension period following a withdrawal of Required Employee Contributions shall be:

                             * You must choose one of the suspension periods shown. Related Employer Contributions will be suspended for the same period.

                                         |_| 6 Months.

                                         |_| 12 months.

                                         |_| 24 Month.

3E.1(b)              B.  Withdrawal of Voluntary Employee Contributions.

                     * Withdrawal may be for any reason.

                            |X| Not Available under the Plan.

                            |_| Available under the Plan.

                                  If available, Voluntary Employee Contributions may be withdrawn:

                                         |_| Once each 6 months.

                                         |_| Once each 12 months.

                                         |_| Other (specify)
                                                            --------------------
--------------------------------------------------------------------------------


                                                              September 24, 1997

Plan Document            XVII. WITHDRAWALS PRECEDING TERMINATION
Section

                     C.  Withdrawal of Elective Deferral Contributions.

                         |_| Not Available under the Plan.

                         |X| Available under the Plan.

                             If available, select the conditions for withdrawal:

3E.2                               |X| Withdrawal upon  Participant's attainment
                                       of age 59 1/2.

3E.5                               |X| Withdrawal  for  Serious  Financial Hard-
                                       ship.

                         * If a Participant makes a withdrawal of Elective Deferral Contributions due to a Serious Financial Hard-ship, the Participant must be suspended from making any additional Elective Deferral Contributions for a period of 12 months.

                     D. Withdrawal of Employer Contributions (Matching, Non-elective and/or Prior Employer Contributions).

                                  |_| Not Available under the Plan.

                                  |X| Available under the Plan.

                            * If Prior Employer Contributions are money purchase plan contributions, they may not be withdrawn.

                            If available, select the conditions for withdrawal:

                                  |X|1. Withdrawal upon Participant's attainment
                                        of age 59 1/2.

                                        Available from:

                                        |X|a. Matching Contributions.

                                        |X|b. Nonelective Contributions.

                                        |X|c. Prior Employer Contributions.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document          XVII. WITHDRAWALS PRECEDING TERMINATION
Section

3E.3                     |_|2.  Withdrawals to active Participants who have been
                                Participants for a minimum of 60 consecutive months.

                                Available from:

                                |_|a. Matching Contributions.

                                |_|b. Nonelective Contributions

                                |_|c. Prior Employer Contributions.

                                Frequency of withdrawal:

                                      |_| Once each 6 months.

                                      |_| Once each 12 months.

                                      |_| Other (specify)

                                Suspension Period following withdrawal:

                                      |X| N/A

                                      |_| 6 months.

                                      |_| 12 months.

                                      |_| 24 months.

3E.4                     |X|3.  Withdrawals for Serious Financial Hardship.

                                Available from:

                                |X|a. Matching Contributions.

                                |X|b. Nonelective Contributions

                                |X|c. Prior Employer Contributions.

                     Prior Employer Contributions:

                     Prior Employer Contributions are contributions made to the Plan by the Employer prior to the Plan's original conver-sion and/or restatement on
                                                --------------------------------
                                   (fill in date).
                     -------------
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document         XVII. WITHDRAWALS PRECEDING TERMINATION
Section

3E.6                 E.  Withdrawal of Rollover Contributions:

                             |_| Not Available under the Plan.

                             |X| Available under the Plan.

                                 If available, Rollover Contributions may be withdrawn:

                                      |_| Once per Plan Year.

                                      |_| Every 6 Months.

                                      |_| Every 3 Months.

                                      |_| Every Month.

                                      |X| Anytime.
--------------------------------------------------------------------------------
3E.6                 F.  Withdrawal  of Qualified  Voluntary  Employee Contribu-
                         tions (QVEC Contributions)

                     * Applicable only  if this  is a readoption  of an existing plan. If selected, Contributions may be withdrawn for any reason.

                            |X| Not Available under the Plan.

                            |_| Available under the Plan.

                                If available, Qualified Voluntary Employee Con-tributions may be withdrawn:

                                      |_| Once per Plan Year.

                                      |_| Every 6 Months.

                                      |_| Every 3 Months.

                                      |_| Every Month.

                                      |_| Anytime.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document           XVII. WITHDRAWALS PRECEDING TERMINATION
Section

3E.1(c)              G.  Withdrawal of Prior Required Employee Contributions.

                     * Withdrawal may be for any reason.

                           |X| Not Available under the Plan.

                           |_| Available under the Plan.

                               If available, Prior Required Employee Contribu-tions may be withdrawn:

                                     |_| Once each 6 months.

                                     |_| Once each 12 months.

                                     |_| Other (specify)
                                                        --------------

                            Prior Required Employee Contributions are posttax contributions made by Employees in order to receive an Employer contribution and which were made before the Plan's original conversion and/or restatement on
                                          (fill in date).
                            --------------
--------------------------------------------------------------------------------
3E.1(d)              H.  Withdrawal of Prior Voluntary Employee Contributions.

                     * Withdrawal may be for any reason and may be taken at any time.

                                  |X| Not Available under the Plan.

                                  |_| Available under the Plan.

                         Prior Voluntary Employee Contributions are voluntary contributions made by Employees prior to these types of contribution being eliminated as a plan option on
                                            (fill in date).
                         -------------------
--------------------------------------------------------------------------------
Plan Document         XVIII. LOANS TO PARTICIPANTS, BENEFICIARIES AND
Section                              PARTIES-IN-INTEREST

5C                   A.  Loans are permitted.

                                  |X| Yes

                         * If yes, Plan must be trusteed.

                                  |_| No
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document        XVIII. LOANS TO PARTICIPANTS, BENEFICIARIES AND
Section                            PARTIES-IN-INTEREST

5C                   B.  Loans are available only from the following sources:

                         * Qualified  Voluntary  Employee  Contributions   (QVEC
                         Contributions) may not be taken in a loan.

                                  |X| All Sources.

                                  |_| List Sources:

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------
--------------------------------------------------------------------------------





Plan Document                XIX. RETIREMENT AND DISABILITY
Section

1.40                 A.  Normal Retirement Age is:

                         |X|1. The date the Participant attains age    65   (not
                                                                    --------
                               to exceed 65).

                         |_|2. The later of:

                               a.  The date the Participant attains age
                                                                        --------
                                   (not to exceed 65), or

                               b.   The             (not to exceed 5th) anniver-
                                        ------------
                                    sary of the Participation Commencement Date.

                               * Note regarding 2.b above: If, for Plan Years beginning before January 1, 1988, Normal Retire-ment Age was deter mined with reference to the anniversary of the Participation Commencement Date (more than 5 but not to exceed 10 years), the anniversary date for Participants who first commenced participation under the Plan before the first Plan Year beginning on or after January 1, 1988 shall be the earlier of (A) the tenth anni-versary of the date the Participant commenced participation in the Plan (or such anniversary as had been elected by the Employer, if less than
                               10) or (B) the fifth anniversary of the first day of the first Plan Year beginning on or after January 1, 1988. The Participation Commencement Date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document               XIX. RETIREMENT AND DISABILITY
Section

1.18                 B.  Early Retirement by Participants

                         1. Early Retirement by Participants is:

                            |X| a. Not Permitted.

                            |_| b. Permitted.  Subject to  the  following condi-
                                   tions:

                                   |_| i.   Age              (not to exceed 65).
                                                -------------

                                   |_| ii.  Years of Service                 .

                                   |_| iii. Age           (not to exceed 65) and
                                                ----------
                                            Years of Service.

                                   |_| iv,  Age           (not to exceed 65) and
                                                ----------
                                            Years of Participation.
--------------------------------------------------------------------------------
1.16                 C.   Disability

                          1. The Employer shall/shall  not make contributions on
                             behalf of disabled Participants who are Nonhighly Compensated Employees on the basis of the Compensa-tion each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled.

                                         |X| Shall             |_| Shall Not

                             *All such contributions are 100% vested and nonfor-feitable when made.
--------------------------------------------------------------------------------
Plan Document               XX. DISTRIBUTION OF BENEFITS
Section

3A.1                 A.  Distribution  of  benefits  should  be in  the  form of
                         (check all that apply):

                         |X|1.  Single Sum.

                         |X|2.  Life Annuity.

                         |X|3.  Installment Payments.

                         |X|4.  Installment Refund Annuity.

                         [X|5. Employer Stock, to the extent the Participant is invested therein.
--------------------------------------------------------------------------------
                     B.  Distribution Timing

                         [X|1. All Participants may elect to defer their dis-tributions.

                         |_|2. Participants who terminate employment and whose account balances never exceeded $3,500 shall receive an immediate, lump sum cash distribu-tion.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document              XX. DISTRIBUTION OF BENEFITS
Section

                     C.   Expenses - Deferred Participants.

                          1. Participants who elect to defer distribution of their benefits shall/shall not pay for all fees associated with administration of their deferral payment.

                                         |X| Shall             |_| Shall Not
--------------------------------------------------------------------------------
Plan Document      XXI. QUALIFIED PRERETIREMENT SURVIVOR ANNUITY
Section

3C.4                 The Qualified Preretirement Survivor Annuity shall be:

                     * 100% is required for Plans allowing only single sum dis-tribution.

                            |X|   100% to the surviving spouse.

                            |_|   50% to the surviving spouse.
--------------------------------------------------------------------------------
Plan Document            XXII. AMENDMENT TO THE PLAN
Section
7B                   A.   The party having  the authority  to amend the Adoption
                          Agreement is the:

                          |_|1.  Trustee(s).

                          *Trustee(s) cannot  be  chosen if  the  Trustee is  CG
                          Trust.

                          |X|2.  Plan Administrator.

                          |_|3.  Plan Committee.

                          |_|4.  Designated Representative of the Employer.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document                XXIII. TOP-HEAVY PROVISIONS
Section

7A.1(i)              A.  Method to be  used  to avoid  duplication  of Top-Heavy
                         Minimum benefits when a non-Key Employee is a Partici-pant in both this Plan and a defined benefit plan main-tained by the Employer (select one response):

                         |_|1.  N/A.  The Employer has no other plan(s).

                         |X|2. Single Plan Minimum Top-Heavy Allocation. A minimum Top-Heavy contribution will be allocated to each non-Key Employee's Participant Account in an amount equal to:

                                |_|a. The lesser of 3% of Compensation or the highest percentage allocated to any Key Employee.

                                |X|b.    3   % of Compensation (must be at least
                                       ------
                                       3%).

                         |_|3. Multiple Plans Top-Heavy Allocation. In order to satisfy Code sections 415 and 416, and because of the required aggregation of multiple plans, a minimum Top-Heavy contribution will be allocated to each non-Key Employee in an amount equal to:

                                |_|a. Not Applicable. No other plan was in existence prior to the Effective Date of this Adoption Agreement.

                                |_|b.  5% of Compensation,  to be provided  in a
                                       defined   contribution   plan   of    the
                                       Employer.

                                |_|c. 7 1/2% of Compensation, to be noninte-grated, and provided in this Plan.

                                *If c is chosen, for all Plan Years in which this Plan is Top-Heavy (but not Super Top-Heavy), the Defined Benefit and Defined Contri-bution fractions shall be computed using 125%.


                         |_|4. Enter the name of the plan(s) and specify the method under which the plan(s) will provide Top-Heavy Minimum Benefits to non-Key Employees [include any adjustments required under Code section 415(c)]:

                                ------------------------------------------------

                                ------------------------------------------------

                         * If 4 is selected, the method specified must preclude Employer discretion and inadvertent omissions.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document             XXIII. TOP-HEAVY PROVISIONS
Section

7A.1                 B.  Present Value:  In order to establish the present value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest, based on:


                     * Complete B only if response to A is 2, 3, or 4. Fill in all blanks.

                         |_|1.  Interest Rate                %.
                                              --------------

                         |_|2.  Mortality Table              .
                                                  -----------

                         |_|3.  Valuation Date               .
                                                  -----------
--------------------------------------------------------------------------------
7A.2                 C.  Where a non-Key  Employee  is a Participant in this and another defined contribution plan(s) of the Employer, choose which plan will provide the minimum Top-Heavy contribution:

                         |X|1.  N/A.  The Employer has no other plan.

                         |_|2.  The minimum allocation will be met in this Plan.

                         |_|3. The minimum allocation will be met in the other defined contribution plan. Enter the name of the plan:

                                ------------------------------------------------

                                ------------------------------------------------
--------------------------------------------------------------------------------
7A.3                 D.  Top-Heavy Vesting  Schedule.  In  the  event  the  plan becomes Top-Heavy, the vesting schedule shall be:

                         *Must meet one of the schedules below and must be at least as liberal as the vesting schedule elected in
                         Section IX.A.

                         |_|1.  100% vesting after             (not to exceed 3)
                                                  -------------
                                years of Service.

                         |_|2.            %vesting after 1 Years of Service
                                ----------

                                       %(not less than 20) vesting after 2 Years
                                ------- of Service

                                       %(not less than 40) vesting after 2 Years
                                ------- of Service

                                       %(not less than 60) vesting after 2 Years
                                ------- of Service

                                       %(not less than 80) vesting after 2 Years
                                ------- of Service

                                 100%    vesting after 6 Years of Service


                         |_|3. Same vesting schedule(s) as elected in Adoption Agreement Section IX (already meets Top-Heavy minimum vesting requirements).

                     *If the vesting schedule under the Plan shifts into the above schedule for any Plan Year because of the Plan's Top-Heavy status, such shift is an amendment to the vesting schedule and the election provisions in Section 7B.1 of the Plan shall apply.

                     *The Top-Heavy vesting schedule will remain in effect even if the Plan ceases to be Top Heavy.
--------------------------------------------------------------------------------

                                                              September 24, 1997

Plan Document             XXIV. OTHER ADOPTING EMPLOYER
Section

6E.1, 6E.2           A.  The following Adopting Employer(s) also adopt this plan and have executed this Adoption Agreement:

                     *Fill in below the names and the Employer Identification Numbers (EINs) of Adopting Employers.

                     *Must meet requirements of Plan definition of Employer, Plan Section 1.24

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              September 24, 1997

The Employer hereby adopts the Connecticut General Life Insurance Company Defined Contribution Prototype Profit Sharing/Thrift Plan with 401(k) Feature, including all elections made in this Non-Standardized Adoption Agreement, and the Employer agrees to be bound by all terms of the Plan and by all the terms of this Adoption Agreement and of the Annuity Contract. The Employer further agrees that it will furnish promptly all information required by the Trustee, if applicable, the Plan Administrator and the Insurance Company in order to carry out their functions. The Employer shall notify the Trustee, if applicable, the Plan Administrator and the Insurance Company promptly of any changes in the status of the Employer which might affect the Employer's duties and responsibilities hereunder.

The elections under this Adoption Agreement may be changed by the Employer from time to time by a written instrument signed by the Employer, the Plan Administrator and the Trustee, if applicable, and accepted by the Plan Sponsor. The Employer consents to the exercise by the Plan Sponsor of the right to amend the Plan and the Annuity Contract from time to time as it may deem necessary or advisable.

By signing this Adoption Agreement, the Employer specifically acknowledges that the Insurance Company has no authority: (1) to answer legal questions and that all such questions shall be answered by legal counsel for the Employer; and (2) to make determinations involved in the administration of the Plan and that all such determination shall be answered by the Employer's Plan Administrator or other designated representative.

Upon execution of this Adoption Agreement by the Employer, the Plan shall be effective with respect to that Employer as of the Effect Date specified herein, provided the Plan Administrator and the Trustee, if applicable, shall then or thereafter execute this Adoption Agreement to signify their acceptance of their duties and responsibilities hereunder and provided further, the Plan Sponsor will indicate its acceptance of their duties and responsibilities hereunder and provided further, the Plan Sponsor will indicate its acceptance of the Employer in accordance with its usual rules and practices.

The Adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Internal Revenue Code section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a determination letter.

Connecticut General Life Insurance Company will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of such Plan.

CAUTION: You should very carefully examine the elections you have made in this Adoption Agreement and discuss them with your legal counsel. Failure to properly fill out the Adoption Agreement may result in disqualification of your plan. This Adoption Agreement may only be used in conjunction with Basic Plan Document Number 03.

(Note: The Employer, Plan Administrator and Trustee, if applicable, must all sign below.)

Executed at              this      day of              , 19      .
           -------------      -----      --------------     -----

                         Employer's Exact Name:
                                                  ------------------------------

Witness:                           By:
          -----------------------       ----------------------------------------

                                   Title:
                                          --------------------------------------

          Additional Adopting Employer's Exact Name:
                                                       -------------------------

Witness:                           By:
          -----------------------       ----------------------------------------

                                   Title:
                                          --------------------------------------


                                                              September 24, 1997

          Additional Adopting Employer's Exact Name:
                                                       -------------------------

Witness:                           By:
          -----------------------       ----------------------------------------

                                   Title:
                                          --------------------------------------



          Additional Adopting Employer's Exact Name:
                                                       -------------------------

Witness:                           By:
          -----------------------       ----------------------------------------

                                   Title:
                                          --------------------------------------



          Additional Adopting Employer's Exact Name:
                                                       -------------------------

Witness:                           By:
          -----------------------       ----------------------------------------

                                   Title:
                                          --------------------------------------

         ACCEPTED this             day of                             , 19     .
                       -----------        ----------------------------    ----

Witness:                           By (Plan Administrator):
          -----------------------                           --------------------

Witness:                           By (Plan Administrator):
          -----------------------                           --------------------

Witness:                           By (Plan Administrator):
          -----------------------                           --------------------

Witness:                           By (Trustee):
          -----------------------                 ------------------------------

Witness:                           By (Trustee):
          -----------------------                 ------------------------------

Witness:                           By (Trustee):
          -----------------------                 ------------------------------


         ACCEPTED this          day of                          , 19           .
                       --------        ------------------------      ----------


                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                  By (Authorized Representative):
                                                 -------------------------------

                                                              September 24, 1997